                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                 June 24, 1997
                -----------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     CONTINENTAL MORTGAGE AND EQUITY TRUST
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




      California                   0-10503                      94-2738844
--------------------------------------------------------------------------------
(State of Incorporation)         (Commission                  (IRS Employer
                                   File No.)                Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                 75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                   -------------------



                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

On January 17, 1997, Continental Mortgage and Equity Trust (the "Trust") purchased the Lost Timbers Apartments (also known as the Timbers Apartments) in Houston, Texas for $3.5 million (1.4% of the Trust's assets at December 31,
1996). The seller of the property was Lost Timbers Apartments, Ltd. The property was constructed in 1975 and consists of 180 units which were 92% occupied at the date of acquisition. The Trust paid $800,000 in cash and assumed the existing mortgage of $2.7 million.

On February 28, 1997, the Trust purchased the Jefferson Office Building in Washington, DC for $13.2 million (5.3% of the Trust's assets at December 31,
1996). The seller of the property was Orange Nassau Property Services, a Delaware corporation. The property was constructed in 1963 and consists of 71,877 square feet which were 99% occupied at the date of acquisition. The Trust paid $4.1 million in cash and obtained new mortgage financing for the remaining $9.1 million of the purchase price.

On May 27, 1997, the Trust purchased the Trails at Windfern Apartments in Houston, Texas for $4.2 million (1.7% of the Trust's assets at December 31,
1996). The seller of the property was Mid National Holdings, Inc., a Texas corporation. The property was constructed in 1975 and consists of 240 units which were 92% occupied at the date of acquisition. The Trust paid $769,000 in cash, assumed the existing mortgage of $3.2 million and the seller provided purchase money financing of an additional $150,000.

On June 24, 1997, the Trust purchased the Bay Plaza Office Center in Tampa, Florida for $4.3 million (1.7 % of the Trust's assets at December 31, 1996). The seller of the property was Bay Plaza I Partners, a Florida general partnership. The property was constructed in 1974 and consists of 75,780 square feet which were 94% occupied at the date of acquisition. The Trust paid $1.2 million in cash, assumed the existing mortgage of $2.1 million and the seller provided purchase money financing of an additional $1.0 million.

These purchases of income producing properties, when combined, exceed 10% of the Trust's assets at December 31, 1996.

In addition to the income producing properties described above, on February 18, 1997, the Trust purchased the Watters Road land in Collin County, Texas for $1.7 million. The seller of the property was Sammy Rosenzweig, Trustee. The property consists of 103 acres of undeveloped land. The Trust paid $1.7 million in cash.

On April 7, 1997, the Trust purchased the OPUBCO land in Collin County, Texas for $3.0 million. The seller of the property was Gaylord Properties, L.P. The property consists of 156 acres of undeveloped land. In conjunction with the purchase, the Trust obtained mortgage financing secured by the land and by two other parcels of land in the amount of $4.2 million. The Trust received net cash of $1.2 million.

On June 16, 1997, the Trust purchased the Stacy Road land in Allen, Texas for $2.5 million. The seller of the property was Samuel

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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

Rosenzweig, Trustee. The property consists of 163 acres of undeveloped land. The Trust paid $800,000 in cash and obtained new mortgage financing for the remaining $1.7 million of the purchase price.


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

(a)       Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1996 and the three months ended March 31, 1997. A pro forma balance sheet as of March 31, 1997 is also presented.

A summary of the pro forma transactions follows:

In January 1997, the Trust purchased the Lost Timbers Apartments (also known as the Timbers Apartments), a 180 unit apartment complex in Houston, Texas, for $3.5 million. The Trust paid $800,000 in cash and assumed the existing mortgage of $2.7 million. The mortgage bears interest at a variable rate, currently 9.29% per annum, adjusted semi-annually, requires monthly payments of principal and interest of $22,704, also adjusted semi-annually and matures in June 1999.

In February 1997, the Trust purchased the Jefferson Building, a 71,877 square foot office building in Washington, D.C., for $13.2 million. The Trust paid $4.1 million in cash and obtained new mortgage financing of $9.1 million. The mortgage bears interest at 8.0% per annum, requires monthly payments of principal and interest of $70,000 and matures in March 1999.

In May 1997, the Trust purchased the Trails at Windfern Apartments, a 240 unit apartment complex in Houston, Texas, for $4.2 million. The Trust paid $769,000 in cash, assumed the existing mortgage of $3.2 million and the seller provided additional purchase money financing of $150,000. The $3.2 million mortgage bears interest at a variable rate, currently 9.0% per annum, adjusted annually, requires monthly payments of principal and interest of $26,674 and matures in January 1999. The $150,000 purchase money note bears interest at 8.0% per annum, requires monthly payments of interest only and matures in May 2000.

In June 1997, the Trust purchased the Bay Plaza Office Center, a 75,780 square foot office building in Tampa, Florida, for $4.3 million. The Trust paid $1.2 million cash, assumed the existing mortgage of $2.1 million and the seller provided purchase money financing of an additional $1.0 million. The $2.1 million first mortgage bears interest at 8.3% per annum, requires monthly payments of principal and interest of $23,354 and matures in June 2009. The $1.0 million second mortgage bears interest at 8.3% per annum, requires monthly payments of $9,731 and matures in June 2002.

In addition to the purchases described above, during 1997 the Trust has sold two office buildings. In connection with the sales, the Trust received net proceeds totaling $14.0 million, after the payoff of $11.5

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




ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS (Continued)

million in existing mortgage debt and the payment of various closing costs associated with the sales. The Trust recognized a total gain on these dispositions of $6.9 million.

The pro forma statements of operations present the Trust's operations as if the transactions described above had occurred at the beginning of each of the periods presented.























                     [This space intentionally left blank.]


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



                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                          CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1997


                                                                           OPUBCO
                                                 Trails at                  and
                                                  Windfern    Bay Plaza  Stacy Road  Property
                                       Actual(1) Apartments Office Center   Land   Dispositions Pro forma
                                       --------  ---------- -------------   ----   ------------ ---------
                                                                (dollars in thousands)
              Assets
Notes and interest receivable

   Performing ....................     $  6,239     $   --     $   --     $   --     $    --     $  6,239
   Nonperforming, nonaccruing ....        2,008         --         --         --          --        2,008
                                       --------     ------     ------     ------     -------     --------
                                          8,247         --         --         --          --        8,247

Less - allowance for estimated
   losses ........................       (1,481)        --         --         --          --       (1,481)
                                       --------     ------     ------     ------     -------     --------
                                          6,766         --         --         --          --        6,766

Foreclosed real estate held for
   sale, net of accumulated
   depreciation ..................        5,738         --         --         --          --        5,738

Real estate under contract for
   sale, net of accumulated
   depreciation ..................        8,102         --         --         --      (8,102)          --

Real estate held for investment,
   net of accumulated depreciation      224,766      4,150      4,275      5,498      (9,050)     229,639
Investments in marketable equity
   securities of affiliates,
   at market .....................       14,697         --         --         --          --       14,697
Investments in partnerships ......        2,215         --         --         --          --        2,215
Cash and cash equivalents ........          764       (769)    (1,150)       311      12,402       11,558
Other assets .....................       11,518         --         --         --          --       11,518
                                       --------     ------     ------     ------     -------     --------
                                       $274,566     $3,381     $3,125     $5,809     $(4,750)    $282,131
                                       ========     ======     ======     ======     =======     ========



(1) The balance sheet affect of all other 1997 property purchases and dispositions are included in the March 31, 1997 actual balances presented.

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




                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                          CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1997

                                                                             OPUBCO
                                                                             and
                                                  Trails at                  Stacy
                                                  Windfern    Bay Plaza      Road  Property
                                      Actual(1)   Apartments  Office Center  Land  Dispositions   Pro forma
                                      ---------   ----------  -------------  ----  ------------   ---------
                                                                  (dollars in thousands)
Liabilities and Shareholders' Equity
------------------------------------
Liabilities
Notes and interest payable .......     $175,557     $  3,381     $3,125     $5,809   $(11,625)     $176,247
Other liabilities ................       12,242           --         --         --         --        12,242
                                       --------     --------     ------     ------   --------      --------
                                        187,799        3,381      3,125      5,809    (11,625)      188,489

Commitments and contingencies

Shareholders' equity
Shares of Beneficial Interest, no
   par value; authorized shares,
   unlimited; issued and
   outstanding 4,026,044 shares ..        8,068           --         --         --         --         8,068
Paid-in capital ..................      257,159           --         --         --         --       257,159
Accumulated distributions in
   excess of accumulated earnings      (191,852)          --         --         --      6,875      (184,977)
Net unrealizable gains on
   marketable equity securities ..       13,392           --         --         --         --        13,392
                                       --------     --------     ------     ------   --------      --------
                                         86,767           --         --         --      6,875        93,642
                                       --------     --------     ------     ------   --------      --------

                                       $274,566     $  3,381     $3,125     $5,809    $(4,750)     $282,131
                                       ========     ========     ======     ======    =======      ========



(1) The balance sheet affect of all other 1997 property purchases and dispositions are included in the March 31, 1997 actual balances presented.

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



                    CONTINENTAL MORTGAGE AND EQUITY TRUST
                                  PRO FORMA
                           STATEMENT OF OPERATIONS
                      THREE MONTHS ENDED MARCH 31, 1997

                                                                                 Stacy
                                                                                 Road,
                                                                    Bay          Watters
                                      Lost           Jefferson      Plaza        Road and   Trails at
                                      Timbers        Office         Office       OPUBCO     Windfern   Property
                          Actual      Apartments(1)  Building(1)    Center(1)    Land (1)   Apartments Dispositions(1)  Pro forma
                          ----------  -------------  -----------    ---------    --------   ---------- ---------------  ----------
                                                         (dollars in thousands, except per share)
Income ...............
   Rents .............    $   13,069        $37         $381         $268        $  --         $255         $ (901)     $   13,109
   Interest ..........           272         --           --           --           --           --             --             272
                          ----------        ---         ----         ----        -----         ----         ------      ----------
                              13,341         37          381          268           --          255           (901)         13,381
Expenses
   Property operations         7,705          5          142          101           --          121           (460)          7,614
   Interest ..........         3,532         11          121           66          140           76           (223)          3,723
   Depreciation ......         1,520          3           46           21           --           27           (145)          1,472
   Advisory fee to
      affiliate ......           444         --           --           --           --           --             --             444
   General and
      administrative .           585         --           --           --           --           --             --             585
                          ----------        ---         ----         ----          ---         ----         ------      ----------
                              13,786         19          309          188          140          224           (828)         13,838
                          ----------        ---         ----         ----        -----         ----         ------      ----------

Income (loss) from
   operations ........          (445)        18           72           80         (140)          31            (73)           (457)

Equity in income of
   partnerships ......            47         --           --           --           --           --             --              47
Gain on sale of real
   estate ............            --         --           --           --           --           --          6,875           6,875
                          ----------        ---         ----         ----        -----         ----         ------      ----------

Net income (loss) ....    $     (398)       $18         $ 72         $ 80        $(140)        $ 31         $6,802      $    6,465
                          ==========        ===         ====         ====        =====         ====         ======      ==========
Earnings per share
   Net (loss) .........   $     (.10)                                                                                   $     1.61
                          ==========                                                                                    ==========
Shares of beneficial
   interest outstanding    4,026,197                                                                                     4,026,197
                          ==========                                                                                    ==========


(1) Assumes acquisition or disposition by the Trust on January 1, 1996. Pro forma amounts for other property acquisitions are from January 1 through the date of acquisition only. Results subsequent to the date of acquisition are included in the "Actual" column.

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



                    CONTINENTAL MORTGAGE AND EQUITY TRUST
                                  PRO FORMA
                           STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1996


                                                                            Stacy Road,
                                                                 Bay        Watters
                                       Lost          Jefferson   Plaza      Road and  Trails at
                                       Timbers       Office      Office     OPUBCO    Windfern    Property
                              Actual   Apartments(1) Building(1) Center(1)  Land(1)   Apartments  Dispositions(1)  Pro forma
                              ------   ------------  ----------  --------   ------    ----------  --------------   ---------
                                                      (dollars in thousands, except per share)
Income ..................
   Rents ................     $   44,244     $850     $2,283     $1,071      $  --     $1,021     $(1,654)     $   47,815
   Interest .............          1,119       --         --         --         --         --          --           1,119
                              ----------     ----     ------     ------      -----     ------     -------      ----------
                                  45,363      850      2,283      1,071         --      1,021      (1,654)         48,934
Expenses
   Property operations ..         26,738      484        853        404         --        516      (1,045)         27,950
   Interest .............         12,773      250        728        150        559        302        (708)         14,054
   Depreciation .........          4,819       74        277         86         --        110        (233)          5,133
   Advisory fee to
      affiliate .........          1,091       --         --         --         --         --          --           1,091
   Incentive and net
      income fees .......          1,049       --         --         --         --         --          --           1,049
   General and
      administrative ....          2,213       --         --         --         --         --          --           2,213
   Provision for losses .           (884)      --         --         --         --         --          --            (884)
                              ----------     ----     ------     ------      -----     ------     -------      ----------
                                  47,799      808      1,858        640        559        928      (1,986)         50,606
                              ----------     ----     ------     ------      -----     ------     -------      ----------
Income (loss) from
   operations ...........         (2,436)      42        425        431       (559)        93         332         (1,672)
Equity in income of
   partnerships .........            228       --         --         --         --         --          --            228
Gain on sale of real
   estate and marketable
   equity securities ....         10,122       --         --         --         --         --       6,875         16,997
                              ----------     ----     ------     ------      -----     ------     -------      ----------
Income (loss) before
   extraordinary gain ...          7,914       42        425        431       (559)        93       7,207         15,553
Extraordinary gain ......            812       --         --         --         --         --          --            812
                              ----------     ----     ------     ------      -----     ------     -------      ----------
Net income (loss) .......     $    8,726     $ 42     $  425     $  431      $(559)    $   93     $ 7,207     $   16,365
                              ==========     ====     ======     ======      =====     ======     =======     ==========
Earnings per share
   Income before
      extraordinary gain      $     1.89                                                                      $     3.71
   Extraordinary gain ...            .19                                                                             .19
                              ----------                                                                      ----------
   Net income (loss) ....     $     2.08                                                                      $     3.90
                              ==========                                                                      ==========
Shares of beneficial
   interest outstanding .      4,199,147                                                                       4,199,147
                              ==========                                                                      ==========

(1)   Assumes acquisition or disposition by the Trust on January 1, 1996.

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




ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS (Continued)


(b)       Financial statements of properties acquired:

Exhibit
Number                                   Description
-------   ------------------------------------------------------------------
 99.0     Lost Timbers Apartments Audited Statement of Revenues and
          Direct Operating Expenses for the year ended December 31, 1996.


 99.1     Jefferson Building Audited Statement of Revenues and Direct Operating
          Expenses for the year ended December 31, 1996.

 99.2     Trails at Windfern Apartments Audited Statement of Revenues and
          Direct Operating Expenses for the year ended December 31, 1996.

 99.3     Bay Plaza Office Center Audited Statement of Revenues and
          Direct Operating Expenses for the year ended December 31, 1996.









                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          CONTINENTAL MORTGAGE AND EQUITY TRUST





Date:     July 9, 1997                    By:    /s/ Thomas A. Holland
     ---------------------------------       ----------------------------------
                                             Thomas A. Holland
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial and
                                             Accounting Officer)

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                     CONTINENTAL MORTGAGE AND EQUITY TRUST

                                 EXHIBIT TO ITS
                           CURRENT REPORT ON FORM 8-K

                              Dated June 24, 1997




Exhibit                                                                 Page
Number                                Description                      Number
-------              ----------------------------------------------    ------
 99.0                Lost Timbers Apartments Audited Statement of        11
                     Revenues and Direct Operating Expenses for
                     the year ended December 31, 1996.

 99.1                Jefferson Office Building Audited Statement         15
                     of Revenues and Direct Operating Expenses
                     for the year ended December 31, 1996.

 99.2                Trails at Windfern Apartments Audited               19
                     Statement of Revenues and Direct Operating
                     Expenses for the year ended December 31, 1996.

 99.3                Bay Plaza Office Center Audited Statement of        23
                     of Revenues and Direct Operating Expenses
                     for the year ended December 31, 1996.






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